BLACKROCK LIQUIDITY FUNDS

TempCash

TempFund

BlackRock Liquid Federal Trust Fund

FedFund

T-Fund

Treasury Trust Fund

California Money Fund

MuniCash

New York Money Fund

(the “Funds”)

Supplement dated October 27, 2021 to the Administration Shares Prospectus of the Funds, dated February 26, 2021, as supplemented to date

As a result of certain changes to the transfer agency system used by the BlackRock Liquidity Funds, the Fund Codes for the various share classes of the Funds will be updated effective on or about November 8, 2021.

Consequently, effective on or about November 8, 2021 the following changes are made to the Funds’ Administration Shares Prospectus:

The Administration Share Fund Code table under “How to Contact BlackRock Liquidity Funds” is hereby deleted in its entirety and replaced with the following:

Administration Shares	Fund Code
TempCash	0006
TempFund	0025
BlackRock Liquid Federal Trust Fund	0101
FedFund	0086
T-Fund	0032
Treasury Trust Fund	0014
California Money Fund	0062
MuniCash	0050
New York Money Fund	0074

Shareholders should retain this Supplement for future references.

PRO-LIQ-ADM-1021SUP